EXHIBIT 99.1

Marlin Business Services Corp. Reports Third Quarter 2009 Results

  Asset Quality in line with projections; 30+ lease delinquencies improve 86 bps
  Closed on new $75 million funding facility
  Net income of $508,000
  Net income on an adjusted basis of $1.2 million, which excludes the impact of derivatives
  Strong capital position, equity to assets leverage ratio of 23.48%
  Total risk-based capital of 28.43%
  Marlin Business Bank exceeds $100 million in outstanding assets

MOUNT LAUREL, N.J., Nov. 2, 2009 (GLOBE NEWSWIRE) -- Marlin Business Services Corp. (Nasdaq:MRLN) today reported third quarter 2009 net income of $508,000, or $0.04 per diluted share, and net income on an adjusted basis of $1.2 million or $0.10 per share.

"We are strongly encouraged by the asset quality results this quarter," says Daniel P. Dyer, Marlin's CEO. "Our focused, proactive approach to credit early into the recession has resulted in improving credit quality during a period when the overall market indicators are negative. Looking to the future, the company is well positioned to capitalize on growth bolstered by our strong, well capitalized balance sheet, access to the credit markets and strengthening fundamentals on the credit side," added Dyer.

Credit trends have improved and reflect management's proactive initiatives to maintain credit quality:

  Leases over 30 days delinquent were 3.55% as of September 30, 2009, an 86 basis point improvement compared to 4.41% at June 30, 2009.
  The provision for credit losses was $6.0 million for the quarter ended September 30, 2009, down from $6.8 million for the second quarter of 2009, due to improvements in the credit migration of the lease portfolio.
  The allowance as a percentage of total finance receivables, which reflects management's estimate of future losses inherent in the portfolio, remained strong at 2.46% at September 30, 2009.

Third quarter lease production was $16.8 million, based on initial equipment cost, compared to $15.8 million for the second quarter of 2009. The average implicit yield on new lease production continues to remain strong and was 15.62% for the third quarter of 2009.

Salaries and benefits were $4.1 million for the third quarter ended September 30, 2009, down from $5.1 million for the second quarter of 2009. Included in second quarter salaries and benefits is a pretax severance adjustment of $700,000. We continue to focus all employees on the goal of containing G&A expenses which has resulted in total G&A of $3.1 million for the third quarter ended September 30, 2009, an improvement of $211,000 compared to $3.3 million for the second quarter of 2009.

At September 30, 2009, the Company has outstanding $97.3 million of leases and loans funded through its banking subsidiary, Marlin Business Bank, and has $80 million in FDIC insured deposits outstanding at an average borrowing rate of 3.45% with a weighted average term to maturity of 2.6 years. Third quarter 2009 average deposit outstandings were $79.4 million at a weighted average interest rate of 3.42%.

On October 9, 2009, the Company closed on a $75,000,000 three-year committed funding facility with the Lender Finance division of Wells Fargo Foothill, part of Wells Fargo & Company. The facility will be used by Marlin to fund its growth, increasing its ability to extend flexible equipment financing options to thousands of small and medium-sized businesses nationwide.

In conjunction with this release, static pool loss statistics and vintage delinquency analysis have been updated as supplemental information on the investor relations section of our website at www.marlincorp.com.

Conference Call and Webcast

We will host a conference call on Tuesday, November 3, 2009 at 9:00 a.m. ET to discuss our third quarter 2009 results. If you wish to participate, please call 888-218-8142 approximately 10 minutes in advance of the call time. The conference ID will be: "Marlin." The call will also be Webcast on the Investor Relations page of the Marlin Business Services Corp. website, www.marlincorp.com. An audio replay will also be available on the Investor Relations section of Marlin's website for approximately 100 days.

About Marlin Business Services Corp.

Marlin Business Services Corp. is a nationwide provider of equipment leasing and working capital solutions primarily to small businesses. The Company's principal operating subsidiary, Marlin Leasing Corporation, finances over 100 equipment categories in a segment of the market generally referred to as "small-ticket" leasing (i.e. leasing transactions less than $250,000). The Company was founded in 1997 and completed its initial public offering of common stock on November 12, 2003. For more information, visit www.marlincorp.com or call toll free at (888) 479-9111.

The Marlin Business Services Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4087

Forward-Looking Statements

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," "may," "intend," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding, market, competitive, legal and/or regulatory factors, among others, affecting our business are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors is contained in our filings with the SEC, including the sections captioned "Risk Factors" and "Business" in the Company's Form 10-K filed with the Securities and Exchange Commission. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

MARLIN BUSINESS SERVICES CORP.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands, except per-share data)

	Sept. 30, 2009	Dec. 31, 2008 (as restated)(1)
ASSETS

Cash and due from banks	$ 2,562	$ 1,604
Interest-earning deposits with banks	47,879	38,666
Total cash and cash equivalents	50,441	40,270
Restricted interest-earning deposits with banks	64,920	66,212
Net investment in leases and loans	499,556	669,109
Property and equipment, net	2,635	2,961
Property tax receivables	885	3,120
Other assets	9,620	12,759
Total assets	$628,057	$794,431

LIABILITIES AND STOCKHOLDERS' EQUITY

Short-term borrowings	$ 87,860	$101,923
Long-term borrowings	275,106	441,385
Deposits	80,060	63,385
Other liabilities:
Fair value of derivatives	9,851	11,528
Sales and property taxes payable	6,779	6,540
Accounts payable and accrued expenses	7,626	7,926
Net deferred income tax liability	13,317	15,119
Total liabilities	480,599	647,806
Commitments and contingencies

Stockholders' equity:
Common Stock, $0.01 par value; 75,000,000 shares authorized; 12,616,826 and 12,246,405 shares issued and outstanding, respectively	126	122
Preferred Stock, $0.01 par value; 5,000,000 shares authorized; none issued	--	--
Additional paid-in capital	84,242	83,671
Stock subscription receivable	(3)	(5)
Accumulated other comprehensive income (loss)	(152)	167
Retained earnings	63,245	62,670
Total stockholders' equity	147,458	146,625
Total liabilities and stockholders' equity	$628,057	$794,431

 (1) Certain items have been restated from amounts previously reported, to reflect the impact of correcting an immaterial error in previously filed Consolidated Financial Statements.
     This adjustment is described in Note 15 to the Company's
     Consolidated Financial Statements to be filed as part of its
     Form 10-Q for the quarterly period ended September 30, 2009.
MARLIN BUSINESS SERVICES CORP.
AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)
(Dollars in thousands, except per-share data)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2009	2008	2009	2008
Interest income	$ 15,591	$ 21,062	$ 51,944	$ 65,884
Fee income	4,288	5,534	13,702	16,021
Interest and fee income	19,879	26,596	65,646	81,905

Interest expense	6,448	8,790	21,724	28,396
Net interest and fee income	13,431	17,806	43,922	53,509
Provision for credit losses	5,951	8,602	21,493	22,137
Net interest and fee income after provision for credit losses	7,480	9,204	22,429	31,372
Other income:
Insurance income	1,186	1,609	4,051	4,715
Gain (loss) on derivatives	(1,164)	(3,280)	(1,825)	(3,280)
Other income	409	424	1,205	1,459
Other income (loss)	431	(1,247)	3,431	2,894
Other expense:
Salaries and benefits	4,051	5,620	14,994	17,835
General and administrative	3,076	3,333	9,761	11,629
Financing related costs	51	370	361	967
Other expense	7,178	9,323	25,116	30,431
Income (loss) before income taxes	733	(1,366)	744	3,835
Income tax expense (benefit)	225	(425)	169	1,718
Net income (loss)	$ 508	$ (941)	$ 575	$ 2,117

Basic earnings (loss) per share	$ 0.04	$ (0.08)	$ 0.05	$ 0.17
Diluted earnings (loss) per share	$ 0.04	$ (0.08)	$ 0.05	$ 0.17

Weighted average shares used in computing basic earnings per share	12,607,147	11,843,300	12,499,578	12,199,081
Weighted average shares used in computing diluted earnings per share	12,649,800	11,843,300	12,522,685	12,258,415

MARLIN BUSINESS SERVICES CORP.
AND SUBSIDIARIES
Net Income on an Adjusted Basis Reconciliation to GAAP Results
(Unaudited)
(Dollars in thousands)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2009	2008	2009	2008
Net income (loss) as reported	$ 508	$ (941)	$ 575	$ 2,117

Deduct:
Loss on derivatives	(1,164)	(3,280)	(1,825)	(3,280)
Tax effect	460	1,272	721	1,272
Loss on derivatives, net of tax	(704)	(2,008)	(1,104)	(2,008)
Net Income on an Adjusted Basis	$ 1,212	$ 1,067	$ 1,679	$ 4,125

Net Income on an Adjusted Basis is defined as net income excluding the loss on derivatives, net of tax. The Company believes that Net Income on an Adjusted Basis is a useful performance metric for management, investors and lenders, because it excludes the volatility resulting from derivatives activities subsequent to discontinuing hedge accounting in mid-2008.

MARLIN BUSINESS SERVICES CORP.
SUPPLEMENTAL QUARTERLY DATA
(Dollars in thousands, except share amounts)
(Unaudited)

Quarter Ended:	9/30/2008	12/31/2008	3/31/2009
New Asset Production:
# of Sales Reps	91	86	58
# of Leases	5,837	5,558	3,811
Leased Equipment Volume	$ 59,005	$ 58,098	$ 36,280

Approval Percentage	49%	47%	41%

Average Monthly Sources	981	936	692

Implicit Yield on New Leases	13.87%	13.76%	14.40%

Net Interest and Fee Margin:
Interest Income Yield	11.92%	11.88%	11.82%
Fee Income Yield	3.14%	3.13%	3.12%
Interest and Fee Income Yield	15.06%	15.01%	14.94%
Cost of Funds	4.98%	4.99%	4.86%
Net Interest and Fee Margin	10.08%	10.02%	10.08%

Average Total Finance Receivables	$ 706,508	$ 680,645	$ 645,570
Average Net Investment in Leases	$ 690,973	$ 667,232	$ 634,314

End of Period Net Investment in Leases	$ 687,103	$ 657,657	$ 611,774
End of Period Loans	$ 13,607	$ 11,452	$ 9,160

Portfolio Asset Quality:

Total Finance Receivables

30+ Days Past Due Delinquencies	3.58%	3.81%	4.94%
30+ Days Past Due Delinquencies	$ 28,734	$ 29,216	$ 34,910

60+ Days Past Due Delinquencies	1.41%	1.59%	2.38%
60+ Days Past Due Delinquencies	$ 11,320	$ 12,203	$ 16,824

Leasing

30+ Days Past Due Delinquencies	3.52%	3.72%	4.87%
30+ Days Past Due Delinquencies	$ 27,739	$ 28,113	$ 33,895

60+ Days Past Due Delinquencies	1.36%	1.53%	2.34%
60+ Days Past Due Delinquencies	$ 10,735	$ 11,559	$ 16,281

Loans

30+ Days Past Due Delinquencies	6.87%	8.91%	10.04%
30+ Days Past Due Delinquencies	$ 995	$ 1,103	$ 1,015

60+ Days Past Due Delinquencies	4.04%	5.20%	5.37%
60+ Days Past Due Delinquencies	$ 585	$ 644	$ 543

Net Charge-offs - Leasing	$ 6,653	$ 7,862	$ 7,973
% on Average Net Investment in Leases Annualized	3.85%	4.71%	5.03%

Net Charge-offs - Other Finance Receivables	$ 483	$ 550	$ 749
% on Average Other Finance Receivables Annualized	12.44%	16.40%	26.62%

Allowance for Credit Losses	$ 14,339	$ 15,283	$ 15,309
% of 60+ Delinquencies	126.67%	125.24%	91.00%

90+ Day Delinquencies (Non-earning total finance receivables)	$ 5,370	$ 6,380	$ 8,263

Balance Sheet:

Assets

Investment in Leases and Loans	$ 693,767	$ 664,902	$ 619,129
Initial Direct Costs and Fees	21,282	19,490	17,114
Reserve for Credit Losses	(14,339)	(15,283)	(15,309)
Net Investment in Leases and Loans	$ 700,710	$ 669,109	$ 620,934
Cash and Cash Equivalents	25,367	40,270	50,466
Restricted Cash	64,294	66,212	71,382
Other Assets	12,162	18,840	20,857
Total Assets	$ 802,533	$ 794,431	$ 763,639

Liabilities

Total Debt	$ 565,914	$ 543,308	$ 499,852
Deposits	$ 47,172	$ 63,385	$ 74,853
Other Liabilities	37,829	41,113	43,278
Total Liabilities	$ 650,915	$ 647,806	$ 617,983

Stockholders' Equity

Common Stock	$ 122	$ 122	$ 126
Paid-in Capital, net	83,661	83,666	83,561
Other Comprehensive Income	(2,182)	167	178
Retained Earnings	70,017	62,670	61,791
Total Stockholders' Equity	$ 151,618	$ 146,625	$ 145,656

Total Liabilities and Stockholders' Equity	$ 802,533	$ 794,431	$ 763,639

Capital and Leverage:
Tangible Equity	$ 151,618	$ 146,625	$ 145,656
Debt to Tangible Equity	4.04	4.14	3.95
Equity to Assets	18.89%	18.46%	19.07%

Regulatory Capital Ratios:
Tier 1 Leverage Capital	--	--	19.19%
Tier 1 Risk-based Capital	--	--	21.48%
Total Risk-based Capital	--	--	22.74%

Expense Ratios:
Salaries and Benefits Expense	$ 5,620	$ 5,082	$ 5,885
Salaries and Benefits Expense

Annualized % of Avg Fin. Recbl	3.18%	2.99%	3.65%

Total personnel end of quarter	286	284	230

General and Administrative Expense	$ 3,333	$ 3,611	$ 3,399
General and Administrative Expense

Annualized % of Avg Fin. Recbl	1.89%	2.12%	2.11%

Efficiency Ratio	45.13%	45.67%	50.94%

Net Income:
Net Income (Loss)	$ (941)	$ (7,348)	$ (879)

Annualized Performance Measures:
Return on Average Assets	-0.46%	-3.71%	-0.45%
Return on Average Stockholders' Equity	-2.47%	-19.64%	-2.39%

Per Share Data:
Number of Shares - Basic	11,843,300	11,799,939	11,677,264
Basic Earnings (Loss) per Share	$ (0.08)	$ (0.62)	$ (0.08)

Number of Shares - Diluted	11,843,300	11,799,939	11,677,264
Diluted Earnings (Loss) per Share	$ (0.08)	$ (0.62)	$ (0.08)

Quarter Ended:	6/30/2009	9/30/2009
New Asset Production:
# of Sales Reps	33	34
# of Leases	1,831	1,916
Leased Equipment Volume	$ 15,811	$ 16,813

Approval Percentage	36%	38%

Average Monthly Sources	374	371

Implicit Yield on New Leases	15.83%	15.62%

Net Interest and Fee Margin:
Interest Income Yield	11.78%	11.84%
Fee Income Yield	2.99%	3.25%
Interest and Fee Income Yield	14.77%	15.09%
Cost of Funds	5.08%	4.89%
Net Interest and Fee Margin	9.69%	10.20%

Average Total Finance Receivables	$ 586,608	$ 526,829
Average Net Investment in Leases	$ 577,493	$ 519,791

End of Period Net Investment in Leases	$ 547,892	$ 494,102
End of Period Loans	$ 7,190	$ 5,454

Portfolio Asset Quality:

Total Finance Receivables

30+ Days Past Due Delinquencies	4.53%	3.62%
30+ Days Past Due Delinquencies	$ 28,493	$ 20,215

60+ Days Past Due Delinquencies	2.32%	1.69%
60+ Days Past Due Delinquencies	$ 14,579	$ 9,431

Leasing

30+ Days Past Due Delinquencies	4.41%	3.55%
30+ Days Past Due Delinquencies	$ 27,399	$ 19,583

60+ Days Past Due Delinquencies	2.26%	1.65%
60+ Days Past Due Delinquencies	$ 14,055	$ 9,103

Loans

30+ Days Past Due Delinquencies	13.55%	10.47%
30+ Days Past Due Delinquencies	$ 1,094	$ 632

60+ Days Past Due Delinquencies	6.49%	5.43%
60+ Days Past Due Delinquencies	$ 524	$ 328

Net Charge-offs - Leasing	$ 7,593	$ 7,039
% on Average Net Investment in Leases Annualized	5.26%	5.42%

Net Charge-offs - Other Finance Receivables	$ 531	$ 597
% on Average Other Finance Receivables Annualized	23.30%	33.93%

Allowance for Credit Losses	$ 13,978	$ 12,293
% of 60+ Delinquencies	95.88%	130.35%

90+ Day Delinquencies (Non-earning total finance receivables)	$ 7,650	$ 5,209
Balance Sheet:

Assets

Investment in Leases and Loans	$ 554,712	$ 499,802
Initial Direct Costs and Fees	14,348	12,047
Reserve for Credit Losses	(13,978)	(12,293)
Net Investment in Leases and Loans	$ 555,082	$ 499,556
Cash and Cash Equivalents	53,529	50,441
Restricted Cash	67,751	64,920
Other Assets	14,284	13,140
Total Assets	$ 690,646	$ 628,057

Liabilities

Total Debt	$ 426,203	$ 362,966
Deposits	$ 77,305	$ 80,060
Other Liabilities	40,477	37,573
Total Liabilities	$ 543,985	$ 480,599

Stockholders' Equity

Common Stock	$ 126	$ 126
Paid-in Capital, net	83,838	84,239
Other Comprehensive Income	(40)	(152)
Retained Earnings	62,737	63,245
Total Stockholders' Equity	$ 146,661	$ 147,458

Total Liabilities and Stockholders' Equity	$ 690,646	$ 628,057

Capital and Leverage:
Tangible Equity	$ 146,661	$ 147,458
Debt to Tangible Equity	3.43	3.00
Equity to Assets	21.24%	23.48%

Regulatory Capital Ratios:
Tier 1 Leverage Capital	20.12%	22.31%
Tier 1 Risk-based Capital	24.36%	27.16%
Total Risk-based Capital	25.63%	28.43%

Expense Ratios:
Salaries and Benefits Expense	$ 5,057	$ 4,051
Salaries and Benefits Expense Annualized % of Avg. Fin. Recbl	3.45%	3.08%

Total personnel end of quarter	169	175

General and Administrative Expense	$ 3,287	$ 3,076
General and Administrative Expense Annualized % of Avg. Fin. Recbl	2.24%	2.34%

Efficiency Ratio	52.39%	47.43%

Net Income:
Net Income (Loss)	$ 946	$ 508

Annualized Performance Measures:
Return on Average Assets	0.52%	0.31%
Return on Average Stockholders' Equity	2.58%	1.38%

Per Share Data:
Number of Shares - Basic	12,593,514	12,607,147
Basic Earnings (Loss) per Share	$ 0.08	$ 0.04

Number of Shares - Diluted	12,603,305	12,649,800
Diluted Earnings (Loss) per Share	$ 0.08	$ 0.04

 Net investment in total finance receivables includes net investment in direct financing leases and loans.

CONTACT:  Marlin Business Services Corp.
          Lynne Wilson
          888-479-9111 Ext. 4108
          lwilson@marlinleasing.com